Exhibit 10.24
AMENDMENT TO OPTION AGREEMENT

THIS AMENDMENT TO OPTION AGREEMENT (“Amendment”) is made and entered into as of December 2, 1996, by and among THE NORTH AMERICAN COAL CORPORATION, a Delaware corporation with its principal office at Dallas, Texas (hereinafter referred to as “NAC”); and SOUTHWESTERN ELECTRIC POWER COMPANY, a Delaware corporation with its principal office at Shreveport, Louisiana (hereinafter referred to as “SWEPCO”); and LONGVIEW NATIONAL BANK, having an office at Longview, Texas (hereinafter referred to as “Escrow Agent”).
WITNESSETH:
WHEREAS, The North American Coal Corporation (now known as Bellaire Corporation), an Ohio corporation (“Bellaire”), SWEPCO and Escrow Agent entered into an Option Agreement dated as of January 15, 1981, whereby Bellaire granted to SWEPCO the right to purchase the stock of The Sabine Mining Company, a Texas corporation (“SMC-Texas”), upon the occurrence of certain events and Escrow Agent agreed to hold the capital stock of SMC-Texas as escrow agent; and
WHEREAS, Bellaire, SWEPCO and Escrow Agent also entered into an Addendum to said Option Agreement, which Addendum also was dated as of January 15, 1981; and
WHEREAS, NAC, an affiliate of Bellaire, acquired the stock of SMC-Texas from Bellaire on June 30, 1988, and by Agreement dated as of June 30, 1988, NAC assumed the obligations of Bellaire under the Option Agreement dated January 15, 1981 (said Option Agreement, as amended by the Addendum dated January 15, 1981 and by the Agreement dated June 30, 1988, being hereinafter referred to as the “Option Agreement”); and
WHEREAS, effective January 1, 1996 SMC-Texas and SWEPCO entered into a Restatement of Lignite Mining Agreement (hereinafter referred to as the “Restated Lignite Mining Agreement”) for the purpose of amending and restating the Lignite Mining Agreement (as defined in the Option Agreement); and

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WHEREAS, effective as of the dated of this Amendment and with the consent of SWEPCO, SMC-Texas has merged with and into The Sabine Mining Company, a Nevada corporation and an afilliate of SMC-Texas (“SMC-Nevada”), with SMC-Nevada being the surviving corporation;
WHEREAS, the parties desire to amend the Option Agreement solely for the purpose of reflecting such merger;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	At the time of execution hereof, (a) NAC has delivered to Escrow Agent for the purposes herein specified, and Escrow Agent hereby acknowledges the receipt of, Share Certificate No. 1 for 1,000 shares of the capital stock of SMC-Nevada, being all of the authorized and issued capital stock of SMC-Nevada, together with a duly executed and legally effective stock power therefor, permitting the immediate transfer of said stock on the books of SMC-Nevada into the name of SWEPCO and (b) Escrow Agent has delivered to NAC, and NAC hereby acknowledges receipt of, Share Certificate No. 3 for 1,000 shares of the capital stock of SMC-Texas, which shares have been canceled as a result of the merger of SMC-Texas with and into SMC-Nevada. The term “escrowed stock” as used in the Option Agreement hereinafter shall mean and refer to the capital stock of SMC-Nevada, as evidenced by such Share Certificate No. 1.

2.	The term “SABINE” as used in the Option Agreement hereafter shall mean and refer to SMC-Nevada.

3.	The term “Lignite Mining Agreement” as used in the Option Agreement hereafter shall mean and refer to the Restated Lignite Mining Agreement.

4.	Section 7(b) of the Agreement dated June 30, 1988 is hereby amended to read in its entirety:
(b) Retain SMC-Nevada as a single-purpose Nevada corporation.

5.	The Option Agreement, as amended hereby, is hereby ratified and confirmed and shall remain in full force and effect.

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6.	This Amendment may be executed in any number of identical counterparts, each of which when executed by the parties hereto, shall be considered to be an original.

IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above written.

THE NORTH AMERICAN COAL CORPORATION
ATTEST:
/s/ David G. Mitchell	By:	/s/ Thomas A. Koza
Assistant Secretary		Thomas A. Koza, Vice President – Law and Administration, and Secretary

SOUTHWESTERN ELECTRIC POWER COMPANY
ATTEST:
/s/ Signature Illegible	By:	/s/ A. Dean Fuller
Secretary	Printed Name:	A. Dean Fuller
	Title:	Authorized Agent

LONGVIEW NATIONAL BANK
ATTEST:
/s/ Signature Illegible	By:	/s/ Daniel M. Whitehurst
Title:	Printed Name:	Daniel M. Whitehurst
	Title:	VP & Senior Trust Officer

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